Subsequent Events	12 Months Ended
Dec. 31, 2024
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events	Subsequent Events
New shareholder remuneration policy
On January 14, 2025, Millicom announced that the Company’s Board of Directors (the “Board”) has approved a new shareholder remuneration policy under which it proposes to resume regular cash dividends; sustain or grow cash dividends every year; and maintain a prudent capital structure.
Following the interim dividend of $1.00/share paid on 10 January, 2025 the Board approved, on 26 February, 2025 an additional interim dividend, of $0.75/share to be paid in April 2025. The Board also announced its intention to propose for the approval of the Annual General Meeting of its shareholders to be held in Luxembourg on May 21, 2025, a dividend of $3.00 per share payable in four equal quarterly installments:: 0.75/share in July, 2025; $0.75/share in October, 2025: $0.75/share in January, 2026 and; $0.75/share in April, 2026.
Share Repurchases
As part of the repurchase program launched during Q4 2024, Millicom has continued to repurchase shares during 1Q 2025, acquiring an additional of 4,216,397 shares for a total amount of approximately $119 million, completing the mentioned Share Repurchase Plan for a total of approximately $150 million.
Colombia - Definitive purchase agreement with Telefonica
Pursuant to the announcement on July 31, 2024, Millicom and Telefonica, on March 12, 2025, have entered into a definitive agreement for the acquisition by Millicom of Telefonica’s controlling 67.5% equity stake in Coltel, subject to closing conditions including regulatory approvals. Millicom has also agreed to offer to purchase the remaining 32.5% of Coltel equity owned by La Nación and other investors at the same purchase price per share offered to Telefonica. In line with the prior announcement, the purchase price of $400 million is subject to customary adjustments for net debt evolution, working capital and changes in foreign exchange rates, and as of September 30, 2024, would be $362 million.
Nicaragua - Sale of other assets to SBA
As part of the other assets portfolio sell within the 'sale of Lati International S.A and other assets to SBA' agreement dated on October 28, 2024 and further detailed in Note E.4.2.., Tigo Nicaragua transferred 321 towers to SBA for a total consideration of approximately $49 million.
Panama - Spectrum acquisition
On March 19, 2025, Grupo de Comunicaciones Digitales, S.A. was awarded an additional 10 MHz spectrum in the 1900 MHz band for approximately $7 million.